Exhibit 10.17

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into effective as of the 5th day of December, 2008, by and among First Defiance Financial Corp. (“First Defiance”) an Ohio-chartered corporation and savings and loan holding company, First Federal Bank of the Midwest (“First Federal”), a federally chartered stock savings bank, both of which are located in Defiance, Ohio, and William J. Small (the “Executive”). First Defiance and First Federal are referred to jointly herein as the “Companies.”

WITNESSETH:

WHEREAS, the Executive is presently Chairman, President and Chief Executive Officer of First Defiance and Chairman and Chief Executive Officer of First Federal and is serving the Companies pursuant to the terms of an Employment Agreement dated September 27, 2007 (the “Employment Agreement”);

WHEREAS, First Defiance is participating in the Capital Participation Program of the United State Department of the Treasury (the “Program”), the terms of which impose restrictions on certain compensation arrangements;

WHEREAS, the Executive desires to cooperate with the Companies to facilitate participation by First Defiance in the Program by agreeing to amend the Employment Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Executive agree as follows:

1. Section 6 of the EMPLOYMENT AGREEMENT is hereby amended in its entirety to read as follows:

        6. Limitation of Benefits under Certain Circumstances. If the payments and benefits pursuant to Section 5 hereof, either alone or together with other payments and benefits that Executive has the right to receive from the Companies, would constitute a “parachute payment” under Section 280G(e) of the Code, such payments and benefits shall be reduced by the amount, if any, that is the minimum necessary to result in no portion of the payments or benefits constituting a parachute payment under Section 280G of the Code. The determination of any reduction in the payments and benefits made pursuant to this Section 6 shall be based upon the opinion of tax counsel selected by the Companies’ independent public accountants and paid by the Companies and reasonably acceptable to the Companies and Executive. Such counsel shall promptly prepare the foregoing opinion, but in no event later than thirty (30) days from the Date of Termination or applicable severance from employment, and may use such technical advisors as such counsel deems necessary or advisable for this purpose.

2. Except as expressly modified by this Amendment, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Companies have caused this Amendment to be executed by their duly authorized officers, and the Executive has signed this Amendment, all as of the day and year first above written.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ James L. Rohrs
Name:	James L. Rohrs
Title:	Executive Vice President

FIRST FEDERAL BANK OF THE MIDWEST

By:	/s/ James L. Rohrs
Name:	James L. Rohrs
Title:	President

EMPLOYEE

/s/ William J. Small
William J. Small

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into effective as of the 5th day of December, 2008, by and among First Defiance Financial Corp. (“First Defiance”) an Ohio-chartered corporation and savings and loan holding company, First Federal Bank of the Midwest (“First Federal”), a federally chartered stock savings bank, both of which are located in Defiance, Ohio, and John C. Wahl (the “Executive”). First Defiance and First Federal are referred to jointly herein as the “Companies.”

WITNESSETH:

WHEREAS, the Executive is presently Executive Vice President and Chief Financial Officer of First Defiance and Chairman and Executive Vice President and Chief Financial Officer of First Federal and is serving the Companies pursuant to the terms of an Employment Agreement dated September 27, 2007 (the “Employment Agreement”);

WHEREAS, First Defiance is participating in the Capital Participation Program of the United State Department of the Treasury (the “Program”), the terms of which impose restrictions on certain compensation arrangements;

WHEREAS, the Executive desires to cooperate with the Companies to facilitate participation by First Defiance in the Program by agreeing to amend the Employment Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Executive agree as follows:

1. Section 6 of the EMPLOYMENT AGREEMENT is hereby amended in its entirety to read as follows:

6. Limitation of Benefits under Certain Circumstances. If the payments and benefits pursuant to Section 5 hereof, either alone or together with other payments and benefits that Executive has the right to receive from the Companies, would constitute a “parachute payment” under Section 280G(e) of the Code, such payments and benefits shall be reduced by the amount, if any, that is the minimum necessary to result in no portion of the payments or benefits constituting a parachute payment under Section 280G of the Code. The determination of any reduction in the payments and benefits made pursuant to this Section 6 shall be based upon the opinion of tax counsel selected by the Companies’ independent public accountants and paid by the Companies and reasonably acceptable to the Companies and Executive. Such counsel shall promptly prepare the foregoing opinion, but in no event later than thirty (30) days from the Date of Termination or applicable severance from employment, and may use such technical advisors as such counsel deems necessary or advisable for this purpose.

2. Except as expressly modified by this Amendment, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Companies have caused this Amendment to be executed by their duly authorized officers, and the Executive has signed this Amendment, all as of the day and year first above written.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ William J. Small
Name:	William J. Small
Title:	Chairman and CEO

FIRST FEDERAL BANK OF THE MIDWEST

By:	/s/ William J. Small
Title:	Chairman

EMPLOYEE

/s/ John C. Wahl
John C. Wahl

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into effective as of the 5th day of December, 2008, by and among First Defiance Financial Corp. (“First Defiance”) an Ohio-chartered corporation and savings and loan holding company, First Federal Bank of the Midwest (“First Federal”), a federally chartered stock savings bank, both of which are located in Defiance, Ohio, and James L. Rohrs (the “Executive”). First Defiance and First Federal are referred to jointly herein as the “Companies.”

WITNESSETH:

WHEREAS, the Executive is presently Executive Vice President of First Defiance and President and Chief Operating Officer of First Federal and is serving the Companies pursuant to the terms of an Employment Agreement dated September 27, 2007 (the “Employment Agreement”);

WHEREAS, First Defiance is participating in the Capital Participation Program of the United State Department of the Treasury (the “Program”), the terms of which impose restrictions on certain compensation arrangements;

WHEREAS, the Executive desires to cooperate with the Companies to facilitate participation by First Defiance in the Program by agreeing to amend the Employment Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Executive agree as follows:

1. Section 6 of the EMPLOYMENT AGREEMENT is hereby amended in its entirety to read as follows:

6. Limitation of Benefits under Certain Circumstances. If the payments and benefits pursuant to Section 5 hereof, either alone or together with other payments and benefits that Executive has the right to receive from the Companies, would constitute a “parachute payment” under Section 280G(e) of the Code, such payments and benefits shall be reduced by the amount, if any, that is the minimum necessary to result in no portion of the payments or benefits constituting a parachute payment under Section 280G of the Code. The determination of any reduction in the payments and benefits made pursuant to this Section 6 shall be based upon the opinion of tax counsel selected by the Companies’ independent public accountants and paid by the Companies and reasonably acceptable to the Companies and Executive. Such counsel shall promptly prepare the foregoing opinion, but in no event later than thirty (30) days from the Date of Termination or applicable severance from employment, and may use such technical advisors as such counsel deems necessary or advisable for this purpose.

2. Except as expressly modified by this Amendment, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Companies have caused this Amendment to be executed by their duly authorized officers, and the Executive has signed this Amendment, all as of the day and year first above written.

FIRST DEFIANCE FINANCIAL CORP.
By:	/s/ William J. Small
Name:	William J. Small
Title:	Chairman and CEO

FIRST FEDERAL BANK OF THE MIDWEST

By:	/s/ William J. Small
Title:	Chairman

EMPLOYEE

/s/ James L. Rohrs
James L. Rohrs

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into effective as of the 5th day of December, 2008, by and among First Defiance Financial Corp. (“First Defiance”) an Ohio-chartered corporation and savings and loan holding company, First Federal Bank of the Midwest (“First Federal”), a federally chartered stock savings bank, both of which are located in Defiance, Ohio, and Gregory R. Allen (the “Executive”). First Defiance and First Federal are referred to jointly herein as the “Companies.”

W I T N E S S E T H :

WHEREAS, the Executive is presently Executive Vice President of First Defiance and Market Area President of First Federal and is serving the Companies pursuant to the terms of an Employment Agreement dated September 27, 2007 (the “Employment Agreement”);

WHEREAS, First Defiance is participating in the Capital Participation Program of the United State Department of the Treasury (the “Program”), the terms of which impose restrictions on certain compensation arrangements;

WHEREAS, the Executive desires to cooperate with the Companies to facilitate participation by First Defiance in the Program by agreeing to amend the Employment Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Executive agree as follows:

1. Section 6 of the EMPLOYMENT AGREEMENT is hereby amended in its entirety to read as follows:

6. Limitation of Benefits under Certain Circumstances. If the payments and benefits pursuant to Section 5 hereof, either alone or together with other payments and benefits that Executive has the right to receive from the Companies, would constitute a “parachute payment” under Section 280G(e) of the Code, such payments and benefits shall be reduced by the amount, if any, that is the minimum necessary to result in no portion of the payments or benefits constituting a parachute payment under Section 280G of the Code. The determination of any reduction in the payments and benefits made pursuant to this Section 6 shall be based upon the opinion of tax counsel selected by the Companies’ independent public accountants and paid by the Companies and reasonably acceptable to the Companies and Executive. Such counsel shall promptly prepare the foregoing opinion, but in no event later than thirty (30) days from the Date of Termination or applicable severance from employment, and may use such technical advisors as such counsel deems necessary or advisable for this purpose.

2. Except as expressly modified by this Amendment, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Companies have caused this Amendment to be executed by their duly authorized officers, and the Executive has signed this Amendment, all as of the day and year first above written.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ William J. Small
Name:	William J. Small
Title:	Chairman and CEO

FIRST FEDERAL BANK OF THE MIDWEST

By:	/s/ William J. Small
Name:	William J. Small
Title:	Chairman

EMPLOYEE

/s/ Gregory R. Allen
Gregory R. Allen